SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D. C. 20549


                              _______________

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF

                    THE SECURITIES EXCHANGE ACT OF 1934

                              _______________



Date of Report (Date of Earliest Event Reported):  May 31, 1996


                         NATIONAL BANKSHARES, INC.
- ---------------------------------------------------------------------------
           (Exact name of Registrant as specified in its charter)



   Virginia                0-15204                         54-1375874
- ---------------------------------------------------------------------------
(State or other          (Commission                      (IRS Employer
jurisdiction of          File Number)                   Identification No.)
incorporation)


               P.O. Box 90002
            Blacksburg, Virginia                            24062-9002
- ---------------------------------------------------------------------------
     (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code: (540) 552-2011









                             Page 1 of 5 Pages
                      Exhibit Index appears on Page 4





Item 2
- ------

     On May 31, 1996, at 11:59 P.M., National Bankshares, Inc. (NBI) of Blacksburg, Virginia, parent company of The National Bank of Blacksburg, consummated a transaction with the Bank of Tazewell County (BTC) of Tazewell, Virginia, in which NBI Interim Bank (a bank organized for the sole purpose of the transaction and a wholly owned subsidiary of NBI) was merged into BTC and BTC as the surviving entity became a wholly owned subsidiary of NBI. BTC is a Virginia state bank headquartered in Tazewell, Virginia with seven offices.

     Pursuant to the Agreement and Plan of Merger dated August 28, 1995, between NBI and BTC (Plan), each share of the 1,888,209 shares of the common stock ($1.10 par value) of BTC outstanding immediately prior to the merger was converted into the right to receive one share of the common stock ($2.50 par value) of NBI (NBI Common Stock). The merger met the requirements for a tax-free transaction under the Internal Revenue Code of 1986, as amended, and will be accounted for as a pooling-of-interest. As provided in the Plan, NBI effected a stock split in the form of a stock dividend aggregating 190,768 shares of NBI Common Stock for stockholders of record at the closing of business on May 30, 1996, payable on June 14, 1996. The exchange ratio provided for in the plan took into consideration the NBI stock split.


Item 7    Financial Statements and Exhibits
- ------    ---------------------------------

     (a) It was deemed impracticable at this time to file the financial statements. Those statements will be filed by August 10, 1996.

     (b)  It was deemed  impracticable at  this time to  file the  proforma
financial  information required  by this  Item.   That information  will be
filed by August 10, 1996.

     (c) The exhibit listed in the "Exhibit Index" is filed as part of this report.















                             Page 2 of 5 Pages





                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              NATIONAL BANKSHARES, INC.


                              By:    s/James G. Rakes
                                     ------------------------------
                                     James G. Rakes
                                     President and
                                     Chief Executive Officer



                              Date:  June 14, 1996
                                     ------------------------------
































                             Page 3 of 5 Pages





                               EXHIBIT INDEX

                                     TO

                         CURRENT REPORT ON FORM 8-K

                                     OF

                         NATIONAL BANKSHARES, INC.


                                                  Sequential
      Exhibit                                      Page No.
      -------                                     ----------

      I.   Press release dated                         5
           June 1, 1996




































                             Page 4 of 5 Pages